UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

October 11, 2007
Date of report (Date of earliest event reported)

PETROLEUM DEVELOPMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-7246	95-2636730
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification No.)

120 Genesis Boulevard, Bridgeport, WV 26330
(Address of principal executive offices)

(304) 842-3597
Registrant's telephone number, including area code

No Change
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 11, 2007, the Board of Directors of Petroleum Development Corporation (the "Company") amended the Company's Bylaws.  Article V, Officers, of the Company's Bylaws was amended to (1) separate into two distinct offices the position of Chief Financial Officer and Treasurer and (2) redefine the position of Chief Financial Officer to remove the requirement that the Chief Financial Officer be the Treasurer.

The foregoing description of the amended Bylaws is qualified in its entirety by reference to the amended Bylaws, including Article V thereof, a copy of which is attached hereto as Exhibit 3.2, filed herewith.

Item 9.01.  Financial Statements and Exhibits

Exhibit
Number	Description

3.2	Amended Bylaws of Petroleum Development Corporation, adopted October 11, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation
(Registrant)

Date:	October 17, 2007

By:	/s/ Richard W. McCullough
Richard W. McCullough
Chief Financial Officer